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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                   000-24439               33-0803204
--------------------------------------------------------------------------------
     (STATE OR OTHER           (COMMISSION FILE          (IRS EMPLOYER
     JURISDICTION OF                NUMBER)            IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2006, Hines Horticulture, Inc. (the "Company") agreed to employ Jeffrey Dunbar as the Company's Vice President of Supply Chain pursuant to the terms of an offer letter (the "Offer Letter"). Mr. Dunbar, an executive officer of the Company, commenced his employment on May 15, 2006.

The following summary of the Offer Letter and the attachment thereto is qualified in its entirety by reference to the text of the Offer Letter and the attachment thereto, copies of which are included herewith as Exhibit 10.1 to this report and are incorporated herein by reference.

Under the terms of the Offer Letter, which became effective May 15, 2006, Mr. Dunbar will serve as the Company's Vice President of Supply Chain. Mr. Dunbar will receive a base salary of $180,000 and will be eligible for a bonus of up to 50% of his base salary. The terms and conditions of this bonus are set forth in a summary attached to the Offer Letter.

In accordance with the terms of the Offer Letter, Mr. Dunbar will also receive an option to purchase up to 80,000 shares of the Company's Common Stock at an exercise price of $4.55 (the "Plan Option"). The Plan Option will be issued as a non qualified stock option under, and be subject to, the terms of the Hines Horticulture, Inc. 1998 Long-Term Equity Incentive Plan. The Plan Option will become exercisable according to the following schedule: 50% June 1, 2006, 25% December 31, 2006 and 25% December 31, 2007.

Mr. Dunbar also will receive relocation benefits of up to $40,000 and will be eligible to participate in the Company's employee benefit programs.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006              HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    -----------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)


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                                  Exhibit Index


EXHIBIT NO.    DESCRIPTION
------------   -----------------------------------------------------------------
10.1           Offer Letter and attached Corporate Resources Participant
               Summary, by and between Hines Horticulture, Inc. and Jeffrey
               Dunbar